Vanguard® Baillie Gifford Global Positive Impact Stock Fund
Schedule of Investments (unaudited)
As of September 30, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.2%)
Brazil (4.9%)
*	NU Holdings Ltd. Class A	835,449	11,404
Canada (5.4%)
*	Shopify Inc. Class A (XTSE)	139,265	11,161
*	AbCellera Biologics Inc.	454,435	1,181
			12,342
Denmark (3.6%)
	Novonesis (Novozymes) B Class B	116,294	8,373
France (2.5%)
*	Schneider Electric SE	13,933	3,673
*	SOITEC	19,980	2,001
			5,674
India (4.7%)
	HDFC Bank Ltd.	527,778	10,869
Indonesia (5.0%)
	Bank Rakyat Indonesia Persero Tbk PT	35,357,817	11,564
Kenya (0.2%)
	Safaricom plc	3,779,800	440
Netherlands (6.0%)
	ASML Holding NV	16,563	13,778
Singapore (2.5%)
*	Grab Holdings Ltd. Class A	1,488,169	5,655
Sweden (2.0%)
	Epiroc AB Class B	237,394	4,502
Taiwan (7.2%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	550,000	16,585
United States (54.2%)
*	MercadoLibre Inc.	10,099	20,723
*	Alnylam Pharmaceuticals Inc.	51,340	14,120
*	Duolingo Inc.	44,750	12,620
*	Autodesk Inc.	38,167	10,514
	Xylem Inc.	70,840	9,565
	Ecolab Inc.	35,315	9,017
	Deere & Co.	17,733	7,400
*	Moderna Inc.	105,764	7,068
*	Illumina Inc.	53,344	6,957
*	DexCom Inc.	95,148	6,379
*	Tesla Inc.	22,724	5,945
*	Remitly Global Inc.	314,761	4,215
*	Insulet Corp.	16,699	3,887
*	Coursera Inc.	329,547	2,617
*	Vertex Pharmaceuticals Inc.	4,771	2,219
*	Rivian Automotive Inc. Class A	77,910	874
*	Joby Aviation Inc.	156,249	786
*,1	ABIOMED Inc. CVR	16,638	17
			124,923
Total Common Stocks (Cost $171,282)			226,109
Preferred Stock (1.8%)
	Sartorius AG Preference Shares (Cost $6,006)	15,055	4,233

Vanguard® Baillie Gifford Global Positive Impact Stock Fund
		Shares	Market Value ($000)
Temporary Cash Investments (1.2%)
Money Market Fund (1.2%)
[2]	Vanguard Market Liquidity Fund, 5.014% (Cost $2,780)	27,803	2,780
Total Investments (101.2%) (Cost $180,068)			233,122
Other Assets and Liabilities—Net (-1.2%)			(2,727)
Net Assets (100%)			230,395
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
CVR—Contingent Value Rights.
A.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of September 30, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	148,652	—	17	148,669
Common Stocks—Other	5,655	71,785	—	77,440
Preferred Stock	—	4,233	—	4,233
Temporary Cash Investments	2,780	—	—	2,780
Total	157,087	76,018	17	233,122